                                                                   EXHIBIT 10.22

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of the
                                              ---------
21st day of September, 2000, by and among Metawave Communications Corporation, a Delaware corporation (the "Company"), and the holders of certain outstanding
                             -------
shares of Common Stock of Adaptive Telecom, Inc., a California corporation ("ATI") set forth on Schedule A hereto (the "ATI Holders").
  ---                ----------              -----------

                                   RECITALS
                                   --------

     The Company, ATI, and Malibu Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("Sub"), have entered
                                                         ---
into an Amended and Restated Agreement and Plan of Merger dated as of September __, 2000 (the "Merger Agreement"), which provides for the acquisition of ATI by
               ----------------
the Company through a merger (the "Merger") of Sub with and into ATI and the
                                   ------
issuance by the Company to the ATI Holders of shares of the Company's Common Stock (the "Company Shares") in consideration of the shares of ATI exchanged by
            --------------
the ATI Holders in the Merger. As a condition to the closing of the Merger, the ATI Holders desire to obtain and the Company has agreed to grant certain registration rights to the ATI Holders with respect to the Company Shares.

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the ATI Holders hereby agree as follows:

     1.   Registration Rights.  The Company covenants and agrees as follows:
          -------------------

          1.1  Definitions.  For purposes of this Agreement:
               -----------

               (a)  The term "Act" means the Securities Act of 1933, as amended.

               (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (c) The term "Holder" means any person, including an ATI Holder, owning unregistered Company Common Stock or having the right to acquire unregistered Company Common Stock, or any assignee of any thereof in accordance with Section 1.13 hereof, in each case having a contractual relationship with the Company entitling such person to certain registration rights in connection with such Company Common Stock.

               (d) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

               (e) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (f) The term "Registrable Securities" means Common Stock of the Company not previously sold to the public and (i) issued to the ATI Holders in connection with the Merger Agreement (other than Escrow Shares (as defined in the Merger Agreement)), or (ii) issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above. Notwithstanding the foregoing, "Registrable Securities" shall exclude any Registrable Securities to the extent (A) sold by a person in a transaction in which his rights under this Section 1 are not assigned, or (B) the registration rights with respect to such Registrable Securities have been terminated pursuant to Section 1.14.

               (g) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

               (h) The term "SEC" shall mean the Securities and Exchange Commission.

               (i) The term "Affiliate" shall refer to any person or entity controlling, controlled by or under common control with such Holder.

          1.2  S-1 Registration Rights.
               -----------------------

               (a)  Filing and Effectiveness. The Company will use its best
                    ------------------------
commercial efforts to file with the SEC under the Act, and cause to become effective as soon as practicable following the Closing of the Merger, a registration statement on Form S-1 (the "Resale S-1 Registration Statement") and
                                         ---------------------------------
any related qualification or compliance for the purpose of offering for resale the Registrable Securities (excluding the Escrow Shares), provided, however, the
                                                          --------  -------
Company shall not be obligated to file any such registration statement if the Company shall furnish to the Stockholders' Agent (as defined in the Merger Agreement) a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors or Chief Executive Officer of the Company, it would be seriously detrimental to the Company and its stockholders for the Resale S-1 Registration Statement to be filed on or before the date filing would otherwise be required, and it is therefore in the best interests of the Company to defer the filing of the Resale S-1 Registration Statement, in which case the Company may delay the filing of the Resale S-1 Registration Statement for a period not in excess of forty-five
(45) days after the original filing deadline; provided that the Company may only use such right once in any six month period; provided further, however, that
                                             -------- -------  -------
the Company shall not be obligated to cause any such registration, qualification or compliance pursuant to this Section 1.2 to become effective (i) prior to October 24, 2000, or (ii) prior to the date that is 30 days following the date the Company receives Audited 1999 ATI Financial Statements (as defined below). Provided that the Company has been provided the Audited 1999 ATI Financial Statements by September 25, 2000, the Company agrees not to complete a

Secondary Offering (as defined below in Section 1.15) until the Resale S-1 Registration Statement has been declared effective. For the purposes of this Agreement, "Audited 1999 ATI Financial Statements" shall mean the audited
            -------------------------------------
financial statements of ATI covering fiscal year 1999.

The Company will also:

                    (1) prepare and file with the SEC such amendments and supplements to such Resale S-1 Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered thereby;

                    (2) furnish to the ATI Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities under such Resale S-1 Registration Statement;

                    (3) use its best commercial efforts to register and qualify the securities covered by such Resale S-1 Registration Statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the ATI Holders; provided, however, the Company shall not be
                              --------  -------
required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                    (4) notify each ATI Holder of Registrable Securities covered by such Resale S-1 Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                    (5) cause all such Registrable Securities registered thereunder to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed.

               (b)  Requirement to Keep Effective. The Company shall use its
                    -----------------------------
best commercial efforts to cause the Resale S-1 Registration Statement to remain effective until the first to occur of (1) February 28, 2001 or (2) the date by which all Registrable Securities included therein are sold.

               (c)  Trading Windows. Provided the Resale S-1 Registration
                    ---------------
Statement is effective and the ATI Holders are otherwise permitted to sell their Registrable Securities thereunder in accordance with the Company's insider trading policies, if applicable, as then in effect and notwithstanding any other provision of this Agreement to the contrary, the Holders shall only be permitted to sell Registrable Securities pursuant to the Resale S-1 Registration Statement during the following periods: (i) October 27, 2000 through and including

November 30, 2000 (the "First Window") and (ii) January 26, 2001 through and
                        ------------
including February 28, 2000 (the "Second Window").
                                  -------------

               (d)  Volume Limitations. In no event will any single ATI Holder
                    ------------------
sell Registrable Securities pursuant to the Resale S-1 Registration Statement in an amount which would exceed the volume limitations set forth in Rule 144 promulgated under the Act, regardless of whether such Rule 144 shall then be applicable to such ATI Holder; provided, however that for the purposes of this
Section 1.2(d), sales of Registrable Securities by a partner of any ATI Holder who receives such shares through a pro rata distribution and who holds less than 1% of the outstanding shares of the Company's Common Stock shall not be aggregated for the purposes of compliance with the foregoing volume limitation.

          1.3  Company Registration. If (but without any obligation to do so)
               --------------------
the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the ATI Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each ATI Holder written notice of such registration. Upon the written request of each ATI Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 2.5, the Company shall, subject to the provisions of Section 1.8, include in the registration statement all of the Registrable Securities that each such ATI Holder has requested to be registered.

          1.4  Additional Obligations of the Company. Whenever required under
               -------------------------------------
Section 1.3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and all other securities of the Company to be included therein and use its best commercial efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs (unless otherwise provided herein).

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of securities owned by them under such registration statement.

               (d) Use its best commercial efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, the Company shall not be required in connection
         --------  -------
therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each ATI Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered thereunder to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed.

          1.5  Furnish Information
               -------------------

               It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling ATI Holder that such ATI Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such ATI Holder's Registrable Securities.

          1.6  Expenses of Resale S-1 Registration.  All expenses, other than
               -----------------------------------
underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel (not to exceed $10,000) for the ATI Holders shall be borne by the Company.

          1.7  Expenses of Company Registration.  All expenses, other than
               --------------------------------
underwriting discounts and commissions, incurred in connection with any registration, filing or qualification of securities of the Company pursuant to
Section 1.3, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees and the fees and disbursements of counsel for the Company, and reasonable fees and disbursements of one counsel (not to exceed $10,000) for the selling Holders (including the ATI Holders) selected by them shall be borne by the Company

          1.8  Underwriting Requirements.  In connection with any offering
               -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the ATI Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as the underwriters determine in their sole discretion will not adversely affect their ability to market the offering. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not adversely affect their ability to market the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

          1.9  Delay of Registration.  No ATI Holder shall have any right to
               ---------------------
obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10 Indemnification.  In the event any Registrable Securities are
               ---------------
included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each ATI Holder, any underwriter (as defined in the Act) for such ATI Holder and each person, if any, who controls such ATI Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several), as incurred, to which they may become subject under the Act, or the 1934 Act or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any
                                                     ---------
untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or
(iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law, as the case may be,; and the Company will pay to each such ATI Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained
                      --------  -------
in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such ATI Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling ATI Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several), as incurred, to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such ATI Holder expressly for use in connection with such registration; and each such ATI Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the
                                                --------  -------
indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the ATI Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such ATI Holder.

               (c)  Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party
                             --------  -------
(together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, in addition to one local counsel for all the indemnified parties, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 1.10.

               (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission, provided, however, that, to the extent permitted by
                       --------  -------
applicable law, in no event shall any indemnifying party be required to contribute an aggregate amount in excess of the net proceeds from the offering received by such indemnifying party.

               (e)  The obligations of the Company and ATI Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1.

               (f) No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 1.10 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to an admission of fault, culpability or a failure to act by and on behalf of any indemnified party.

          1.11 Reports Under Securities Exchange Act of 1934.  With a view to
               ---------------------------------------------
making available to the ATI Holders after the Second Window shall have expired the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit an ATI Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the expiration of the Second Window;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the ATI Holders to utilize Form S-3 for the sale of their Registrable Securities;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

               (d) furnish to any ATI Holder, so long as the ATI Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing any ATI Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

          1.12 Form S-3 Registration.
               ---------------------

               (a) If the Company is eligible to file a registration statement on Form S-3, as soon as practicable after April 26, 2001, the Company shall prepare and file, and use its best commercial efforts to cause to become effective as soon thereafter as practicable, a registration statement on Form S-3 under the Act (the "Resale S-3 Registration Statement") to effect the offering
                      ---------------------------------
of the Registrable Securities. In connection therewith, the Company will effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such ATI Holders' Registrable Securities as are specified in such request, together with all other securities of any other Holder or Holders entitled to sell or distribute Company securities pursuant to such registration statement as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that
                                                       --------  -------
the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $10,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however,
                                                              --------  -------
that the Company shall not utilize this right more than once in any twelve (12) month period; (iv) if the Company has already effected one (1) registration on Form S-3 pursuant to this Section 1.12; or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (b) All expenses incurred in connection with a registration pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel (not to exceed $10,000) for the selling Holders and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities and all other securities included therein, shall be borne by the Company.

               (c) The Company shall keep the Resale S-3 Registration Statement effective for a period of up to the second anniversary of the date hereof or such shorter period which will terminate when all securities covered by such registration statement have been sold or withdrawn at the request of participating Holders.

               (d) In no event will any ATI Holder sell Registrable Securities pursuant to the Resale S-3 Registration Statement in an amount which would exceed the volume limitations set forth in Rule 144 promulgated under the Act, regardless of whether such Rule 144 shall then be applicable to such ATI Holder.

          1.13 Assignment of Registration Rights.  The rights granted ATI
               ---------------------------------
Holders pursuant to this Section 1 may be assigned (but only with all related obligations) by an ATI Holder to a transferee or assignee of such securities who acquires all of the Registrable Securities previously held by such ATI Holder, or who, after such assignment or transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership or a trust who are Affiliates, partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession), or an affiliate or successor trust or trustee of such trust, shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1; provided further that any ATI Holder can assign its rights pursuant to Section 1 hereof to any limited partner of such ATI Holder.

          1.14 Termination of Registration Rights.  No ATI Holder shall be
               ----------------------------------
entitled to exercise any right provided for in this Section 1 after the earlier of (a) April 26, 2003 or (b) as to any ATI Holder, such time at which all Registrable Securities held by such ATI Holder can be sold in any three month period without registration in compliance with Rule 144 of the Act.

          1.15 "Market Stand-Off" Agreement.  In the event the Company
               ----------------------------
undertakes a underwritten public offering (the "Secondary Offering") during the
                                                ------------------
period from the date hereof through the first anniversary of the date hereof and in connection with such Secondary Offering, the underwriters require that either (i) all officers of the Company, (ii) all directors of the Company or (iii) all stockholders of the Company of a certain size, agree to Lockup Restrictions (as defined below), then each ATI Holder that at the time of the Secondary Offering is described by the foregoing clauses (i) -(iii) hereby agrees to be bound by the Lockup Restrictions; and provided, that all other persons covered by such foregoing clauses are also subject to Lockup Restrictions. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Company (except Common Stock included in such registration) held at any time during such period by each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. By way of example, if the underwriters require that all 2% stockholders of the Company be bound by the Lockup Restrictions (clause (iii) above), then any ATI Holder who is a 2% stockholder of the Company at the time of the Secondary Offering hereby agrees to be bound by such Lockup Restrictions.

          For the purposes of this Section 1.15, "Lockup Restrictions" shall mean a restriction that during the period following the effective date of a registration statement filed under the Act for the Secondary Offering until such date as the underwriters shall request (which shall in no event exceed 90 days), a stockholder shall not, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration.

          2.   Miscellaneous
               -------------

               2.1  Successors and Assigns. Except as otherwise provided herein,
                    ----------------------
the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               2.2  Governing Law. This Agreement shall be governed by and
                    -------------
construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

               2.3  Counterparts.  This Agreement may be executed in two or more
                    ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               2.4  Titles and Subtitles.  The titles and subtitles used in this
                    --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               2.5  Notices.  Unless otherwise provided, any notice required or
                    -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by facsimile or overnight courier or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

               2.6  Expenses.  If any action at law or in equity is necessary to
                    --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

               2.7  Amendments and Waivers.  Any term of this Agreement may be
                    ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the Registrable Securities then outstanding.

               2.8  Severability. If one or more provisions of this Agreement
                    ------------
are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

               2.9  Aggregation of Stock. All shares of Registrable Securities
                    --------------------
of the Company held or acquired by affiliated stockholders shall be aggregated together for the purpose of determining the availability of any rights under this Agreement. For purposes of the foregoing, the shares held by any stockholder that (a) is a partnership or corporation shall be deemed to include shares held by the partners, retired partners and stockholders and Affiliates of such ATI Holder or members of the "immediate family" (as defined below) of any such partners, retired partners and stockholders, and any custodian or trustee for the benefit of any of the foregoing persons and (b) is an individual shall be deemed to include shares held by any members of the stockholder's immediate family ("immediate family" shall include any spouse, father, mother, brother, sister, lineal descendant of spouse or lineal descendant) or to any custodian or trustee for the benefit of any of the foregoing persons.



                           [signature pages follow]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              COMPANY:
                              -------

                              METAWAVE COMMUNICATIONS
                              CORPORATION


                              By:     /s/ Robert Hunsberger
                                   ----------------------------------------

                              Its:    President and Chief Executive Officer
                                   ----------------------------------------

                              Address:  10735 Willows Road NE
                                        Post Office Box 97069
                                        Redmond, WA 98073


                              ATI HOLDERS
                              -----------

                              _______________________


                              By:__________________________________________
                              Its:  _______________________________________

                              Address:_____________________________________
                                      _____________________________________



          [SIGNATURE PAGE TO METAWAVE REGISTRATION RIGHTS AGREEMENT]